UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)
Schedule 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

S&W SEED COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

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☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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October 22, 2010

Dear Stockholder:

The first Annual Meeting of Stockholders of S&W Seed Company (the “Company”) will be held at the Campton Place Hotel, 340 Stockton Street, San Francisco, California, on Friday, December 3, 2010 at 9:00 a.m. local time.

The attached materials include the Notice of Annual Meeting and the Proxy Statement, both of which describe the business to be transacted at the meeting. We ask that you give them your careful attention. The Board of Directors recommends that you approve the proposals set forth in the proxy statement.

After the formal portion of the Annual Meeting, we will be reporting on your Company’s activities, and you will have an opportunity to ask questions about its operations.

We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. It is important that your shares be represented at the meeting, whether or not you are able to attend in person. Accordingly, the return of the enclosed proxy as soon as possible will be greatly appreciated and will ensure that your shares are represented at the Annual Meeting. If you do attend the the Annual Meeting, you may, of course, withdraw your proxy if you wish to vote in person. However, please be aware that your presence in person at the meeting will not automatically revoke your proxy. You will need to affirmatively revoke it in order to vote in person. The details of how to do this are explained in the proxy statement.

On behalf of the Board of Directors, I would like to thank you for your continued support and confidence.

Sincerely,

/s/ Grover T. Wickersham

Grover T. Wickersham
Chairman of the Board

S&W SEED COMPANY

25552 South Butte Avenue

Five Points, California 93624

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On December 3, 2010

Dear Stockholder:

You are cordially invited to attend the 2010 annual meeting of stockholders (the “Annual Meeting”) of S&W Seed Company, a Delaware corporation (the “Company”). The meeting will be held on December 3, 2010 at 9:00 a.m. local time at the Campton Place Hotel, 340 Stockton Street, San Francisco, California, for the following purposes:

1.                        To elect six directors to hold office until the 2011 annual meeting.

2.                        To ratify the selection by the audit committee of the board of directors of M&K CPAS, PLLC as independent registered public accounting firm of the Company for its fiscal year ending June 30, 2011.

3.                        To conduct any other business properly brought before the Annual Meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

The record date for the Annual Meeting is October 15, 2010. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Mark S. Grewal
President and Chief Executive Officer
Five Points, California
October 22, 2010

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

The board of directors recommends that you vote FOR the proposals identified above.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held
on December 3, 2010

Rules adopted by the Securities and Exchange Commission (the “SEC”) allow companies to send stockholders a notice of Internet availability of proxy materials, rather than mail them full sets of proxy materials. This year, we chose to mail full packages of materials to our stockholders. However, in the future we may take advantage of this new distribution option. We have, however, made available on our website a set of our proxy materials, including the notice of meeting, this proxy statement and the Annual Report on Form 10-K. For your convenience, you can access those  materials under “Annual Report and Proxy” on the Investors page of our website at www.swseedco.com. but you will not be able to vote on that website. If, in the future, we choose to send such notices, they would contain instructions on how stockholders can access our official notice of annual meeting and proxy statement via the Internet. It would also contain instructions on how stockholders could request to receive their materials electronically or in printed form on a one-time or ongoing basis.

PROXY STATEMENT

FOR 2010 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS

Annual Meeting

Q:                                 Why am I receiving these proxy materials?

A:                                  Our board of directors is providing these proxy materials to you in connection with the solicitation of proxies for use at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 3, 2010 at 9:00 a.m., Pacific Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters described herein.

Pursuant to rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet. The accompanying proxy card identifies the date, time and location of the Annual Meeting; the proposals to be voted upon at the Annual Meeting, together with the board of directors’ recommendations with regard to such proposals and a Web site where stockholders may vote.

Q:                                 When did S&W Seed Company send the proxy solicitation materials?

A:                                  The proxy solicitation materials were first mailed on or about October 22, 2010 to all stockholders entitled to vote at the Annual Meeting.

Q:                                 Where is the Annual Meeting?

A:                                  The Annual Meeting will be held at the Campton Place Hotel, 340 Stockton Street, San Francisco, California.

Q:                                 May I attend the Annual Meeting?

A:                                  You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of October 15, 2010. You should bring photo identification for entrance to the Annual Meeting. The meeting will begin promptly at 9:00 a.m., Pacific Time.

Quorum and Voting

Q:                                 Who is entitled to vote at the Annual Meeting and how many votes do they have?

A:                                  Holders of record of our common stock (the “Common Stock”), on October 15, 2010 (the “Record Date”) are entitled to receive notice of and to vote their shares at the Annual Meeting. Such stockholders are entitled to cast one vote for each share of Common Stock held as of the Record Date.

As of the Record Date, there were 5,800,000 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Cumulative voting for directors is not permitted.

Q:                                 How many shares must be present or represented to conduct business at the Annual Meeting?

A:                                  A quorum must be present at the Annual Meeting before business can be conducted. A quorum will be present if a majority of the shares entitled to vote are represented in person or by proxy at the meeting. Shares represented by a proxy with instructions to withhold authority to vote or to abstain from voting on any matter will be considered present for purposes of determining the existence of a quorum. Shares represented by a proxy as to which a broker, bank, custodian or other nominee has indicated that it does not have discretionary authority to vote on any matter (sometimes referred to as “broker non-votes”) will also be considered present for purposes of determining the existence of a quorum.

Q:                                 What is the difference between holding shares as a stockholder of record and as a beneficial owner, and how does this impact the manner in which I can vote my shares?

A:                                  Most of our stockholders hold their shares beneficially in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on October 15, 2010, your shares were registered directly in your name with our transfer agent, Transfer Online, Inc., you are a stockholder of record who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on October 15, 2010, your shares are held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker, bank or other nominee holder who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares and to attend the Annual Meeting. If your shares are held in street name, you will receive instructions from your holder of record that must be followed in order for the record holder to vote the shares per your instructions.

If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

If you do not otherwise instruct your broker, bank or other nominee holder, the record holder may turn in a proxy card voting your shares “FOR” routine matters but expressly instructing that the broker is NOT voting on non-routine matters, which is a “broker non-vote.” A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. If you hold your shares “in street name” through a broker, bank or other nominee holder, then the broker, bank or other nominee holder who holds your shares has the authority under the applicable stock exchange rules to vote on certain items when they have not received instructions from you. If you hold your shares “in street name” it is critical that you cast your vote, if you want it to count in the election of directors (Proposal 1). This is a new rule. In prior years, if you held your shares “in street name,” and you did not indicate how you wanted your shares voted in the election of directors, your bank, broker or other nominee was allowed to vote your shares on your behalf in the election of directors as they felt appropriate. Recent changes in the regulations were made to take away the ability of your bank, broker or other nominee to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares “in street name,” and you do not instruct your bank, broker or other nominee how to vote in the election of directors, no votes will be cast on your behalf (Proposal One). Your bank, broker or other nominee will, however, continue to have discretion to vote your uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal Two).

Q:                                 How can I vote my shares in person at the Annual Meeting?

A:                                  Stockholders of record — Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting, even if previously voted by another method.

Beneficial owners — Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we recommend that you submit your vote as described below, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:                                 How can I vote my shares without attending the Annual Meeting?

A:                                  Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy; please refer to the voting instructions below. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee; please refer to the voting instructions provided to you by your broker, trustee or nominee.

Mail — If you choose to vote by mail, indicate your vote by completing, signing and dating the proxy card where indicated and by returning it in the prepaid envelope included with the proxy card. If the envelope is missing, please mail your completed proxy card to S&W Seed Company c/o Transfer Online, Inc., 512 SW Salmon Street, Portland, OR 97214.

Internet — If you choose to vote by Internet, please follow the Internet voting instructions provided on the proxy card.

Q:                                 How will my shares be voted if I submit a proxy and do not make specific choices?

A:                                  If you sign and return your proxy card but do not give any voting instructions, your shares will be voted in favor of the election of each of the director nominees listed in Proposal One and in favor of Proposal Two.

Q:                                 What happens if additional matters are presented at the Annual Meeting?

A:                                  If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the proxyholders will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:                                 May I change or revoke my vote?

A:                                  Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting.

Stockholders of record —If you are a stockholder of record, you may change your vote by (i) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or another duly executed proxy card, in either case dated later than the prior proxy relating to the same shares, or (ii) by attending the Annual Meeting, revoking your proxy and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or the Inspector of Elections at the Annual Meeting or should be sent so as to be delivered to our principal executive offices located at 25552 South Butte Avenue, Five Points, California 93624, Attention: Secretary. If mailing a notice of revocation, please provide sufficient time for the revocation to be received no later than December 2, 2010 since mail delivery on December 3, 2010 will arrive after the Annual Meeting. You may also fax the notice of revocation to (559) 884-2750 or e-mail it to secretary@swseedco.com.

Beneficial owners —If you are a beneficial owner of shares held in street name, you may change your vote (i) by submitting new voting instructions to your broker, trustee or other nominee, or (ii) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person.

Q:                                 What proposals will be voted on at the Annual Meeting?

A:                                  At the Annual Meeting, stockholders will be asked to vote on:

1.                                      The election of six directors to hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified;

2.                                      The ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending June 30, 2011; and

3.                                      Any other business that may properly come before the Annual Meeting.

Q:                                 What is the voting requirement to approve each of the proposals and how does the board of directors recommend that I vote?

A:                                  Proposal One — The six nominees receiving the highest number of votes will be elected to the board of directors. You may vote either “FOR” or “WITHHOLD” for each director nominee.

A properly executed proxy marked “WITHHOLD” with respect to the election of a director will not be voted with respect to such director, although it will be counted for purposes of determining whether there is a quorum. Broker non-votes will not affect the outcome of the election of directors. The board of directors recommends that you vote your shares “FOR” each of the six nominees listed in Proposal One.

Proposal Two — The affirmative vote of a majority of the shares present, represented and entitled to vote on the proposal is required to ratify the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending June 30, 2011.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Abstentions are deemed to be votes cast and have the same effect as a vote against this proposal. However, broker non-votes are not deemed to be votes cast and, therefore, are not included in the tabulation of the voting results on this proposal and will not affect the outcome of voting on this proposal. The board of directors recommends that you vote your shares “FOR” Proposal Two.

Q:                                 Who is soliciting votes and will bear the cost of soliciting votes for the Annual Meeting?

A:                                  We are soliciting the votes and will bear all expenses of soliciting proxies. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable out-of-pocket expenses in forwarding solicitation material to such beneficial owners. Some of our directors, officers and employees may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant.

Q:                                 Where may I find the voting results of the Annual Meeting?

A:                                  We intend to announce preliminary voting results at the Annual Meeting and will publish final results on a Form 8-K within four business days following the Annual Meeting.

Additional Information

Q:                                 What should I do if I receive more than one copy of proxy materials?

A:                                  If you received more than one copy of proxy materials, your shares are registered in more than one name or brokerage account. Please follow the voting instructions on each voting instruction card that you receive to ensure that all of your shares are voted.

Q:                                 May I access S&W Seed Company’s proxy materials and Annual Report on Form 10-K over the Internet?

A:                                  You may access this proxy statement and the 2010 Annual Report on Form 10-K under “Annual Report and Proxy” on the Investors page of our website at www.swseedco.com. The 2010 Annual Report on Form 10-K is not incorporated into this proxy statement and is not considered proxy soliciting material.

Q:                                 Is there any information that I should know about future meetings (what is the deadline for receipt of stockholder proposals for the 2011 Annual Meeting of Stockholders)?

A:                                  You may have heard that the SEC recently adopted new rules regarding the ability of stockholders to make director nominations and offer stockholder proposals regarding the nomination process that companies must include in their proxy statements under certain circumstances. Please be aware that those rules do not yet apply to our company, and the rules will not apply to us for at least the next three years. However, that does not mean that our stockholders cannot present proposals or director nominations as has been permitted under the long-standing rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Stockholders are entitled to present proposals for action and director nominations at the 2011 annual meeting of stockholders (“2011 Annual Meeting”) only if they comply with the applicable requirements of the proxy rules established by the SEC and the applicable provisions of our by-laws. Stockholders must ensure that such proposals and nominations are received by our Corporate Secretary at the following address: c/o S&W Seed Company, 25552 South Butte Avenue, Five Points, California 93624, Attn: Secretary, on or prior to the deadline for receiving such proposals and nominations.

Proposals for the 2011 Annual Meeting that are intended to be considered for inclusion in the proxy statement and form of proxy relating to such meeting must be received no later than June 24, 2011, and must comply with the procedures of Rule 14a-8 under the Exchange Act.

Q:                                 Who will count the votes?

A:                                  A representative from Transfer Online will act as inspector of elections and will tabulate the votes. The inspector will separately tabulate “FOR” and “AGAINST” votes, abstentions and broker non-votes for each proposal.

Q:                                 What is the mailing address for S&W Seed Company’s principal executive offices?

A:                                  Our principal executive offices are located at 25552 South Butte Avenue, Five Points, California 93624.

Any written requests for additional information, copies of the proxy materials and 2010 Annual Report on Form 10-K, notices of stockholder proposals, recommendations for candidates to the board of directors, communications to the board of directors or any other communications should be sent to this address.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information concerning the beneficial ownership of the shares of our common stock as of October 15, 2010, by:

•                 each person we know to be the beneficial owner of 5% of more of our outstanding shares of common stock;

•                 our one executive officer named in the Summary Compensation Table and our current directors and director nominees; and

•                 all of our executive officers and directors as a group.

Except as otherwise indicated below, the address of each beneficial owner listed in the table is c/o  S&W Seed Company, 25552 South Butte Avenue, Five Points, CA 93624.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 5,800,000 shares of common stock outstanding on October 15, 2010. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of October 15, 2010 (December 14, 2010). We did not deem these exercisable shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

	Number of Shares	Number of Shares Subject to Options or Warrants Exercisable by December 14,	Total Shares Beneficially Owned
Name of Beneficial Owner	Held	2010	Number	Percentage

Principal Stockholder
Yellowjacket, LP(1)	2,566,000	0	2,566,000	44.2%
P.O. Box 524 Glenbrook, NV 89413

(Table Continues on Next Page)

	Number of Shares		Number of Shares Subject to Options or Warrants Exercisable by December 14,		Total Shares Beneficially Owned
Name of Beneficial Owner	Held		2010		Number		Percentage

Directors and Executive Officers
Mark S. Grewal	2,000		31,166	(2)	33,166	(2)	*
Michael C. Culhane	0		5,000		5,000		*
Michael M. Fleming	0		5,000		5,000		*
Michael N. Nordstrom	0		5,000		5,000		*
Charles B. Seidler(3)	38,000		43,000	(3)	81,000	(3)	1.4%
Grover T. Wickersham	4,000	(4)	12,332	(5)	16,332	(4)(5)	*
All executive officers, directors and director nominees as a group (8 persons)	44,000	(4)	108,996	(6)	152,996	(4)(6)	2.6

(1)                     The General Partner of Yellowjacket, LP is Robert W. Lishman, Jr. The General Partner may be deemed to be the beneficial owner of the portfolio securities owned by Yellowjacket. Mr. Lishman disclaims beneficial ownership of all such portfolio securities except to the extent of his pecuniary interest therein.

(2)                     Includes (i) 2,000 shares of common stock issuable upon exercise of outstanding warrants and (ii) 29,166 shares of common stock issuable upon exercise of currently exercisable options.

(3)                     Includes (i) 38,000 shares of common stock issuable upon exercise of outstanding warrants; and (ii) 5,000 shares of common stock issuable upon exercise of currently exercisable options.

(4)                     Includes 4,000 shares of common stock owned by Mr. Wickersham’s minor daughter’s irrevocable trust, for which he serves as trustee. Mr. Wickersham disclaims beneficial ownership of the securities owned by the trust.

(5)                     Includes (i) 8,332 shares of common stock issuable upon exercise of currently exercisable options and (ii) 4,000 shares issuable upon exercise of warrants owned by his minor daughter’s irrevocable trust.

(6)                     Includes (i) 64,996 shares of common stock issuable upon exercise of currently exercisable stock options; and (ii) 44,000 shares of common stock issuable upon exercise of outstanding warrants.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to provide to us copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended June 30, 2010, our executive officers, directors and greater than ten percent stockholders complied with all Section 16(a) filing requirements applicable to these executive officers, directors and greater than ten percent stockholders.

CORPORATE GOVERNANCE

Preliminary Overview

Although the business of our company has been operating for 30 years, our corporation was formed in October 2009 and did not begin operations until January 2010. In addition, we did not become a public company until May 2010, meaning that we were a public company for less than two months in the last fiscal year. Therefore, while the board of directors and its committees have put in place certain policies and best practices that it intends to follow, as of the date of this proxy statement not all of them have been fully implemented, and the board and committees have held only a small number of meetings. However, the board is committed to good corporate governance practices, and it will be a focus of the board in this first full year overseeing a public company to make certain that appropriate corporate governance procedures for our company are fully implemented.

Board of Directors

Our board of directors is elected by our stockholders to oversee our business and affairs. In addition, the board of directors counsels, advises and oversees management in the long-term interests of our company and our stockholders regarding a broad range of subjects including:

•                  selecting and evaluating the performance of our Chief Executive Officer (“CEO”) and other senior executives;

•                  reviewing and approving major financial, strategic and operating decisions and other significant actions;

•                  overseeing the conduct of our business and the assessment of our business risks to evaluate whether our business is being properly managed; and

•                  overseeing the processes for maintaining integrity with regard to our financial statements and other public disclosures, and compliance with law and ethical standards.

Members of the board of directors monitor and evaluate our business performance through regular communication with our CEO and other members of management, and by attending board meetings and board committee meetings.

Code of Business Conduct and Ethics

Our board of directors values effective corporate governance and adherence to high ethical standards. As such, the board has adopted a Code of Business Conduct and Ethics, which is applicable to all of our employees, officers and directors, including our senior executive and financial officers. Our Code of Business Conduct and Ethics is available on our corporate website located at www.swseedco.com/investors.

We will provide our code of ethics in print without charge to any stockholder who makes a written request to:  S&W Seed Company, 25552 South Butte Avenue, Five Points, California 93624 or by e-mail to secretary@swseedco.com. Any waivers of the application of, and any amendments to, our code of ethics must be made by our board of directors and will be disclosed promptly on our Internet website, www.swseedco.com.

Board Structure and Composition

Our board of directors is committed to having a sound governance structure that promotes the best interests of our stockholders. To that end, our board has evaluated and will actively examine emerging corporate governance trends and best practices.

The stockholders elect all of our directors annually. We believe our board structure serves the interests of our stockholders by balancing board continuity and the promotion of long-term thinking with the need for director accountability.

Currently, our board of directors consists of six  members. and at this Annual Meeting, we are nominating a slate of six directors to serve until our annual meeting to be held in 2011.

Board Independence

Our board of directors is predominantly independent. Of our six standing directors, only one is an employee. Further, in October 2010, our board of directors undertook a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, our board of directors affirmatively determined that four of our six directors, namely Messrs. Culhane, Fleming, Nordstrom and Seidler, representing a majority of our directors, are “independent directors” as defined under the rules of the SEC and the NASDAQ Stock Market. Accordingly, following this election, our board will have four independent directors and two directors that do not qualify as independent under the applicable rules.

Board Leadership

The board does not have a policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The board believes that it should be free to make a choice from time to time in any manner that is in the best interests of our company and our stockholders. Currently, we separate the role of Chairman and Chief Executive Officer, with Mr. Wickersham serving as Chairman and Mr. Grewal serving as Chief Executive Officer. The Board believes that this separation is presently appropriate as it allows the CEO to focus primarily on leading the day to day operations of the Company, while the Chairman can focus on leading the Board in its consideration of strategic issues and monitoring corporate governance and other stockholder issues.

Each of the committees of the board consist entirely of independent directors.

Our Chairman is selected by a majority of the board of directors. The Chairman may be replaced at any time by a vote of a majority of the board of directors then serving; provided, however, that the Chairman may not be removed as a director of the Company except in accordance with the General Corporation Law of the State of Delaware, our by-laws, and other applicable law.

Executive Sessions of Independent Directors

In order to promote open discussion among independent directors, our board of directors has a policy of conducting executive sessions of the independent directors. The board periodically holds regular executive sessions of the independent directors. These directors may designate one of their number to preside at each session, although it need not be the same director at each session. Regardless of the fact that these executive sessions are required by NASDAQ, we believe they are important vehicles to encourage open communication. Whether a presiding director is selected for each session or not, one among the directors present shall be designated to communicate the results of each such meeting to the full board.

Board Meetings and Attendance

The board of directors met two times during fiscal 2010. Each member of the board of directors attended 100% of the meetings of the board of directors and committees held during the period for which he was a director or committee member.

Committees of the Board

The board of directors has three committees: an audit committee, a compensation committee and a nominating and governance committee. The following table provides membership and meeting information for fiscal 2010 for each of the committees:

Name	Audit	Compensation	Nominating and Corporate Governance

Michael C. Culhane	X	X	Chair
Michael M. Fleming	Chair	X	X
Michael N. Nordstrom	X	Chair	X
Charles B. Seidler	X	X	X
Total meetings in fiscal 2010	1	1	0

Audit Committee

The audit committee of the board of directors was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, to oversee our corporate accounting and financial reporting processes and audits of its financial statements. We are required to have an audit committee in order to maintain our listing on the NASDAQ Capital Market. Because we did not complete our initial public offering until May 2010, the audit committee held only one meeting in fiscal 2010. Our board of directors has determined that each of the members of our audit committee satisfies the requirements for audit committee independence and financial literacy under the current rules and regulations of the SEC and the NASDAQ Stock Market. The board of directors has also determined that Mr. Fleming is an “audit committee financial expert” as defined in SEC rules and satisfies the financial sophistication requirements of NASDAQ. This designation does not impose on Mr. Fleming any duties, obligations or liabilities that are greater than is generally imposed on him as a member of our audit committee and our board of directors.

The audit committee is responsible for, among other things:

•                  selecting, hiring and terminating our independent auditors;

•                  evaluating the qualifications, independence and performance of our independent auditors;

•                  approving the audit and non-audit services to be performed by the independent auditors;

•                  overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•                  with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations;

•                  reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and annual and quarterly reports on Forms 10-K and 10-Q; and

•                  providing to the board of directors information and materials to make the board of directors aware of significant financial and audit-related matters that require the attention of the board of directors.

The audit committee acts under a written charter adopted and approved by our board of directors. A copy of the charter of our audit committee is available on the Investors page on our website located at www.swseedco.com.

The Audit Committee Report is included in this proxy statement on page 25.

Compensation Committee

The compensation committee held one meeting in fiscal 2010. Our board of directors has determined that each member of our compensation committee meets the requirements for independence under the current NASDAQ rules, the non-employee director definition of Rule 16b-3 promulgated under the Exchange Act and the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Internal Revenue Code. The compensation committee is responsible for, among other things:

•                  overseeing our compensation policies, plans and benefit programs and making recommendations to the board of directors with respect to improvements or changes to the compensation plans and adoption of other plans;

•                  reviewing and approving with respect to our chief executive officer and other executive officers: annual base salaries, annual incentive bonuses, including the specific goals and amounts, equity compensation, employment agreements, severance arrangements and change of control agreements/provisions, signing bonuses or payments of relocation costs and any other benefits, compensation or arrangements;

•                  evaluating and approving the corporate goals and objectives relevant to the compensation of our chief executive officer; and

•                  administering our equity compensation plans.

The compensation committee acts under a written charter adopted and approved by our board of directors. A copy of the charter of our compensation committee is available on the Investors page on our website located at www.swseedco.com.

Nominating and Governance Committee

The nominating and governance committee did not meet in fiscal 2010 because  our initial public offering fell so close to the end of our fiscal year. We anticipate that in future years, the committee will meet at least once per year but may well meet more often in order to adequately monitor our corporate governance activities. Our board of directors has determined that each member of our nominating and governance committee meets the requirements for independence under the current rules of the SEC and NASDAQ.

The goal of the nominating and governance committee is to ensure that the members of our board of directors have a variety of perspectives and skills derived from high-quality business and professional experience. The nominating and governance committee seeks to achieve a balance of knowledge, experience and capability on our board of directors. To this end, the committee seeks nominees with high professional and personal integrity, an understanding of our business lines and industry, diversity of business experience and expertise, broad-based business acumen and the ability to think strategically. Although neither we nor our nominating and governance committee has a formal policy about diversity in the nominee selection process, our nominating and governance committee charter states that the committee’s goal is to develop a diverse and experienced board. In the context of the existing composition and needs of the board and its committees, the nominating and governance committee considers various factors, including, but not limited to, independence, age, diversity (which, in this context, means race, ethnicity and gender), integrity, skills, financial and other expertise, breadth of experience and knowledge about our business or industry. Although the nominating and governance committee uses these and other criteria to evaluate potential nominees, we have not established any particular minimum criteria for nominees. After its evaluation of potential nominees, the committee submits nominees to the board of directors for approval. When appropriate, the nominating and governance committee may in the future retain executive recruitment firms to assist in identifying suitable candidates but has not done so in connection with this first Annual Meeting.

The nominating and governance committee is responsible for, among other things:

•                  assisting our board of directors in identifying prospective director nominees and recommending to our board of directors the director nominees for each annual meeting of stockholders;

•                  evaluating the performance of current members of our board of directors;

•                  ensuring that our board of directors is properly constituted to meet its fiduciary obligations to us and our stockholders and that we follow appropriate governance standards;

•                  developing principles of corporate governance and recommending them to our board of directors;

•                  overseeing compliance by our board of directors and its committees with applicable laws and regulations, including those promulgated by the rules of the SEC and the NASDAQ Stock Market; and

•                  overseeing the evaluation of our board of directors and management.

The nominating and governance committee acts under a written charter adopted and approved by our board of directors. A copy of the charter of our nominating and governance committee is available on the Investors page on our website located at www.swseedco.com.

Board Risk Oversight

Our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. With the oversight of our full board of directors, our senior management are responsible for the day-to-day management of the material risks S&W faces. In its oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Annually, our board of directors will hold strategic planning sessions with senior management to discuss strategies, key challenges, risks and opportunities for S&W. This involvement of the board of directors in setting our business strategy is a key part of its oversight of risk management, its assessment of management’s appetite for risk and its determination of what constitutes an appropriate level of risk for S&W. Additionally, our board of directors regularly receives updates from senior management and outside advisors regarding certain risks we face, including various operating risks. Our senior management attends meetings of our board of directors and its committees and as is otherwise needed, and are available to address any questions or concerns raised by the board on risk management and any other matters.

Each of our board committees oversees certain aspects of risk management. Our audit committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of our risk-related internal controls, internal investigations, and enterprise risks, generally. Our nominating and governance committee oversees our corporate governance guidelines and governance-related risks, including such issues as board independence, as well as senior management and director succession planning. Our compensation committee oversees risks related to compensation policies and practices, and is responsible for establishing and maintaining compensation policies and programs designed to create incentives consistent with the Company’s business strategy that do not encourage excessive risk-taking. The board committees will report their findings to the full board of directors at each regularly scheduled meeting and as is otherwise needed.

In connection with its oversight of compensation-related risks, our compensation committee will review an assessment by management of our company’s compensation programs and practices for our employees, including our executive and non-executive programs and practices. In that review, the compensation committee will evaluate whether our policies and programs encourage unnecessary or excessive risk taking and controls, and how such policies and programs are structured with respect to risks and rewards, as well as controls designed to mitigate any risks.

Additional review or reporting on enterprise risks will be conducted as needed or as requested by the board of directors or a committee thereof.

Communications with the Board

Stockholders and interested parties who wish to contact our board of directors, our Chairman, any other individual director, or the non-management or independent directors as a group, are welcome to do so in writing, addressed to such person(s) in care of our Corporate Secretary. E-mail correspondence of this nature should be sent to secretary@swseedco.com, and other written correspondence should be addressed to S&W Seed Company, 25552 South Butte Avenue, Five Points, California 93624, Attention: Secretary.

Our Corporate Secretary, who is also our legal counsel, has undertaken to forward all written stockholder correspondence to the appropriate director(s), except for spam, junk mail, mass mailings, customer complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Secretary will determine, in her discretion, whether any response is necessary and may forward certain correspondence, such as customer-related inquiries, elsewhere within our company for review and possible response. Comments or questions regarding our accounting, internal controls or auditing matters will be referred to the audit committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to the nominating and governance committee. Comments or questions regarding executive compensation will be referred to the compensation committee.

DIRECTOR COMPENSATION

Overview

Our non-employee directors receive a combination of equity and cash compensation for serving on our Board. Our one director who is an employee — Mr. Grewal — does not receive board fees or equity for his board service, but does receive equity awards in connection with his employment, along with other company employees. The compensation committee is responsible for reviewing the equity and cash compensation for non-employee directors on an annual basis and making recommendations to the Board, in the event it determines changes are needed. To date, the compensation committee has not worked with an independent compensation consultant to review non-employee director compensation. The compensation committee could retain such independent advice in the future but at this early stage of being a smaller reporting company, the compensation committee has not seen the need to seek such third party advice.

Compensation

The following table summarizes the fiscal 2010 compensation earned by each member of the Board other than Mr. Grewal, whose compensation is described under “Executive Compensation” beginning on page 18. Mr. Grewal did not receive any compensation from us in his role as a director in fiscal 2010.

Director Summary Compensation Table

	Board Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)

Michael C. Culhane	$2,000	$14,618	$16,618
Michael M. Fleming	2,000	14,618	16,618
Michael N. Nordstrom	2,000	14,618	16,618
Charles B. Seidler	2,000	32,341	34,341
Grover T. Wickersham	1,500	45,879	47,379

(1)                      See the table under the caption “Annual Retainer and Per Meeting Fees for Non-Employee Directors” for an explanation and breakdown of the cash fees.

(2)                      Amounts included in the Option Awards column above reflect the aggregate grant date fair value of option awarded during the fiscal year computed in accordance with FASB ASC Topic 718. The fair value of each option grant is estimated based on the fair market value on the date of grant and using the binomial lattice model. For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of our options, refer to Note 10 to the consolidated financial statements contained in our 2010 Annual Report on Form 10-K filed on September 28, 2010. These amounts do not correspond to actual value that may be realized. See the information in the table “Option Grants to Non-Employee Directors During Fiscal 2010” for more information regarding the options granted in fiscal 2010.

The following table shows each option grant made to our non-employee directors during fiscal 2010, including the grant date, number of shares, exercise price and grant date fair value. All options have an exercise price equal to the fair market value of S&W’s common stock on the date of grant and become exercisable in 12 quarterly installments, commencing on July 1, 2010.

Option Grants to Non-Employee Directors During Fiscal 2010

Director Name	Grant Date	Shares Subject to Option (#)	Exercise Price ($)	Grant Date Fair Value ($)

Michael C. Culhane	March 9, 2010	30,000	$4.00	$14,618
Michael M. Fleming	March 9, 2010	30,000	4.00	14,618
Michael N. Nordstrom	March 9, 2010	30,000	4.00	14,618
Charles B. Seidler	June 14, 2010	30,000	4.00	32,341
Grover T. Wickersham	March 9, 2010	50,000	4.00	45,879

Mr. Wickersham received a grant of 50,000 options in recognition of his service as Chairman of the Board.

All of the options granted to the non-employee directors are on the same terms as the options granted to employees at the same time:  The options are exercisable at $4.00, which was determined to be the fair market value on the date of grant as determined by the board because there was no public market price. The June 2010 option grant is also exercisable at $4.00, which was the closing price of our common stock on the date of grant. All of the options are exercisable in 12 quarterly installments, the first installment of which vested on July 1, 2010.

Annual Retainer and  Per Meeting Fees for Non-Employee Directors

Directors who are also our employees do not receive any additional compensation for their service on the board. Non-employee directors are paid an annual cash retainer of $6,000. The Chairman of the Audit Committee is paid an additional $6,000 per year cash retainer for his service in that capacity. There were no annual retainers earned or paid for fiscal 2010. The annual retainer for fiscal 2011 was paid in one lump sum in July 2010:

In addition to the annual retainer, non-employee directors receive:

•                  $1,500 for each in-person board meeting attended;

•                  $750 for each telephonic board meeting attended; and

•                  $500 for each committee meeting attended, whether in person or telephonically.

We reimburse non-employee directors for out-of-pocket expenses incurred in connection with attending Board and committee meetings.

The following table summarizes the cash compensation earned by our directors for service on the board in fiscal 2010, all of which was paid in fiscal 2011. Because of the timing of the formation of the corporation, the commencement of operations and our initial public offering, we expect that there will be more meetings in the current and future years and as a result, the amount of cash compensation to be paid to our directors will increase.

Director Name	Annual Retainer	Board Meetings	Committee Meetings	Total

Michael C. Culhane	$—	$1,500	$500	$2,000
Michael M. Fleming	—	1,500	500	2,000
Michael N. Nordstrom	—	1,500	500	2,000
Charles B. Seidler	—	1,500	500	2,000
Grover T. Wickersham	—	1,500	—	1,500

EXECUTIVE COMPENSATION

Compensation Philosophy and Processes

We seek to provide a level of compensation for our executive officers that is competitive with publicly-traded companies similar in both size and industry. We hope to attract, retain, and reward executive officers who contribute to our success, to align executive officer compensation with our performance and to motivate executive officers to achieve our business objectives. We compensate our senior management through a mix of base salary, bonus and equity compensation.

Our compensation committee determines and recommends to our board of directors the compensation of our executive officers. The compensation committee also administers our 2009 Equity Incentive Plan. The compensation committee reviews base salary levels for executive officers of our company and recommends raises and bonuses based upon the company’s achievements, individual performance and competitive and market conditions. The compensation committee may delegate certain of its responsibilities, as it deems appropriate, to compensation subcommittees or to our officers, but it has not elected to do so thus far.

Executive Officer Compensation

The following Summary Compensation Table sets forth certain information regarding the compensation of Mark S. Grewal, our chief executive officer during the fiscal year ended June 30, 2010. Mr. Grewal is sometimes referred to in this proxy statement as the “Named Executive Officer.” Although Mr. Grewal has served as our chief executive officer since the inception of the company and provided similar services to the general partnership predecessor business, he did not begin to receive any compensation for these services from our company or any other source until after our initial public offering in May 2010. Mr. Grewal is the only executive officer whose compensation is required to be set forth in the following table because no other person who served as an executive officer at any time in fiscal 2010 received total compensation of more than $100,000.

Summary Compensation Table

Name and Principal Position	Salary ($)		Option Awards ($)(1)	Total ($)

Mark S. Grewal President and Chief Executive Officer	$12,750	(2)	$114,904	$127,654

(1)          Represents the aggregate grant-date fair value of the stock options awarded to the Named Executive Officer in fiscal 2010, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). Assumptions used in the calculation of the grant-date fair value are set forth in Note 10 to our Consolidated Financial Statements for the fiscal year ended June 30, 2010 included in our Annual Report on Form 10-K for such fiscal year.

(2)   Includes approximately $3,541 of unpaid salary that was paid in fiscal 2011.

Effective October 1, 2010, Mr. Grewal works for our company on a full-time basis. Prior to October 1, 2010, he worked part-time for the company, devoting a minimum of 80 hours per month to carrying out his duties as our President and Chief Executive Officer. As of October 1, 2010, he is paid

$157,000 per year, plus he is entitled to receive equity awards under our 2009 Equity Incentive Plan and other employee benefits that are generally provided. He may receive bonuses from time to time in the sole discretion of the board of directors. We have not entered into an employment agreement with Mr. Grewal but may do so in the future. If we do enter into an employment agreement, the details will be disclosed in a Current Report on Form 8-K.

The following table sets forth information regarding each unexercised option award held by our Named Executive Officer as of June 30, 2010.

Outstanding Equity Awards at Fiscal Year End

	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price	Option Expiration
Name	Exercisable	Unexercisable	($)	Date

Mark S. Grewal(1)	0	100,000	$4.00	March 9, 2015
	0	75,000	4.00	June 14, 2015

(1)          Both of Mr. Grewal’s stock options grants vest in 12 equal quarterly installments beginning on July 1, 2010 and thereafter on the first day of each succeeding fiscal quarter through and including April 1, 2013.

2009 Equity Incentive Plan

Our 2009 Equity Incentive Plan (the “Plan”) authorizes the grant and issuance of options and other equity compensation, including stock appreciation rights, restricted stock awards, restricted stock units, performance awards and other stock-based compensation to employees, officers, directors and consultants. A total of 750,000 shares of common stock are reserved for issuance under the Plan. The Plan is administered by the compensation committee. Subject to the provisions of the Plan, the compensation committee determines who will receive the options or other awards, the number of options or other awards granted, the manner of exercise, vesting conditions, the exercise price of the options and other terms of the awards. The term of incentive stock options granted under the Plan may not exceed ten years, or five years for options granted to an optionee owning more than 10% of our voting stock. The exercise price of stock options granted under the Plan must be equal to or greater than the fair market value of the shares of our common stock on the date the option is granted. An incentive stock option granted to an optionee owning more than 10% of our voting stock must have an exercise price equal to or greater than 110% of the fair market value of our common stock on the date the option is granted. As of June 30, 2010, we have outstanding 480,000 options granted under the Plan.

PROPOSAL 1
ELECTION OF DIRECTORS

General

The business and affairs of our company are managed under the direction of the board of directors, as provided by Delaware law and our By-laws. The board of directors establishes corporate policies and strategies and supervises the implementation and execution of those policies and strategies by our officers and employees. The directors are kept informed of our company operations at meetings of the Board, through reports and analyses prepared by, and discussions with, company management.

Our Certificate of Incorporation provides that the number of members of the board of directors may be set by the board resolution. The board has currently set the size of the board of directors at six members. That number may be changed by further resolution of the board or by an amendment to the By-laws approved by the stockholders or the board. A board consisting of six directors is to be elected at the Annual Meeting.

The board proposes that the six director-nominees named in the following summary be elected as our directors, each to hold office until the 2011 Annual Meeting of Stockholders and until his successor is elected and qualified. If a quorum is present, the six nominees receiving the greatest number of votes cast at the meeting or its adjournment will be elected. Withheld votes will not be deemed votes cast in determining which nominees receive the greatest number of votes cast and will therefore have no effect on the election.

Nominees for Director

Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the Company’s six nominees. Each of the following six directors has been nominated for election at the Annual Meeting: Michael C. Culhane, Michael M. Fleming, Mark S. Grewal, Michael N. Nordstrom, Charles B. Seidler and Grover T. Wickersham (each, a “Nominee,” and collectively, the “Nominees”). Each of the Nominees presently serves on our Board of Directors.

Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to, or for good cause will not, serve as a director, and each nominee has confirmed that he will serve on the Board if elected.

Information Regarding Nominees

A brief summary of each nominee’s principal occupation and other information follows. None of the directors, nominee for director or executive officers were selected pursuant to any arrangement or understanding. There are no family relationships among our directors or executive officers.

Grover T. Wickersham (Age 61)

Non-employee Chairman of the Board, S&W Seed Company

Mr. Wickersham was elected our Chairman of the Board in October 2009. Mr. Wickersham is a private investor. For more than five years, Mr. Wickersham also has been employed as a consultant to Glenbrook Capital Management, a firm that acts as the general partner of a limited partnership that invest in public and private companies. Mr. Wickersham has served as the

Chairman of the Board of Triangle T Partners, LLC (“TTP”) since its formation in May 2009, and since October 2002, as a director of Triangle T Ranch, Inc. In June 2010, he assumed the title of Chief Financial Officer of TTP. He also serves as the Chairman of the Board of Trustees of Purisima, a mutual fund. Mr. Wickersham holds an A.B. from the University of California at Berkeley, an M.B.A. from Harvard Business School and a J.D. from University of California, Hastings College of the Law. Because of his broad experience in international business, finance, securities law and corporate governance, including with public companies, we believe Mr. Wickersham is a valuable member of our Board of Directors.

Mark S. Grewal (Age 54)

President and Chief Executive Officer, S&W Seed Company

Mr. Grewal was appointed our President, Chief Executive Officer and a director in October 2009. Effective October 1, 2010, Mr. Grewal became a full-time employee of our company, whereas previously, he had served our company in a part-time capacity. Beginning in February 2009 until October 2009, he provided advisory services to S&W Seed Company, our predecessor general partnership (the “Partnership”). He also served as the Chief Executive Officer, President and Farm Manager of TTP from August 2009 and held the same positions with TTR since February 2009. In October 2010, he resigned as Chief Executive Officer and President of TTP and TTR. At TTP and Triangle T, Mr. Grewal has been responsible for all operations involved in farming a 13,000 acre diversified farming operation. Those responsibilities have continued, although they are expected to decrease over time. Since October 2009, he also has held the title of President of our subsidiary, Seed Holding, LLC. From January 2006 until he joined TTR, Mr. Grewal was the principal of Grewal Consulting, in Lemoore, California, where he addressed water, land, drainage and fertilizing, herbicide and insecticide management issues. From February 2005 to December 2006, Mr. Grewal served as the Chief Operations Officer of SK Foods, in Lemoore, California, a leading grower and processor of vegetable products for remanufacturers, retail and foodservice markets (“SK Foods”). His responsibilities included being in charge of procuring raw products to ensure proper plant production, with the goal of maximizing cost benefits. From 1999 to February 2005, Mr. Grewal served as the Vice President of Ranching/Director of JG Boswell, Co., in Corcoran, California, a very large grower of agricultural crops. At both SK Foods and JG Boswell, he managed over 300 employees. Mr. Grewal is Chairman of the Board of California Ammonia Co. and privately held TTP; he is the Chairman of the Plant Science Advisory Council of California State University and a member of the Leadership Committee of California State University, Fresno. Mr. Grewal earned a B.S. in Agronomy from California State University, Fresno, and an M.A. in Leadership from Saint Mary’s College, Moraga, California. His many years of experience working  in various positions at major agricultural firms in the Central Valley contribute to both his invaluable insights and strategic thinking relevant to our business, as well as his numerous contacts in the farming community, all of which are of great benefit to our board and our company.

Michael C. Culhane (Age 42)
Founder, Oakwood Global Finance, LLP

Mr. Culhane was elected to our board in December 2009. In 2002, he founded Oakwood Global Finance LLP, London, England, a financial services company specializing in valuing, trading and managing investments in financial assets that are exposed to real estate and consumer risk. He has served as the managing partner of Oakwood since inception and has held the position of chief executive officer since 2003. Mr. Culhane has extensive board experience, currently sitting on the board of six-non-U.S. companies and one U.S. company, none of which is publicly traded in the U.S. He holds a BSc (Econ) from the London School of Economics. We believe that because of his extensive experience in large financing transactions and in management of financial industry companies, Mr. Culhane brings to our Board and Audit Committee the sophisticated level of financial and management expertise and experience that will aid in many areas of the Company’s operations and oversight.

Michael M. Fleming (Age 61)
Shareholder, Lane Powell PC

Mr. Fleming was elected to our board in October 2009. Mr. Fleming has been an attorney with Lane Powell PC in Seattle, Washington, specializing in real estate, dispute resolution, securities and environmental matters, since February 2000. He has also been the president and owner of Kidcentre, Inc., a company in the business of providing child care services in Seattle, since July 1988. Since April 1985, he has also been the president and owner of Fleming Investment Co., an investment company. Since 1997, he has served as a director (including serving as interim chairman of the board from June 2008 to June 2009) of Jones Soda Co., a developer, marketer, producer and distributor of premium beverages, located in Seattle. Mr. Fleming holds a Bachelor of Arts degree from University of Washington and a law degree from the University of California, Hastings College of the Law. We believe Mr. Fleming’s qualifications to sit on our board of directors include his legal expertise in matters of business and corporate law. He also brings to our boardroom many years of experience and perspective drawn from sitting on other boards.

Michael N. Nordstrom (Age 53)
Owner, Law Offices of Michael N. Nordstrom

Mr. Nordstrom was elected to our board in October 2009. Since 1983, he has been a practicing lawyer, currently with offices in Corcoran, California, where he specializes in water and agricultural law. Since 1999, Mr. Nordstrom has also been a real estate broker specializing in agricultural real estate. Mr. Nordstrom serves on the boards of both TTP and TTR. Mr. Nordstrom earned a B.S. in Agricultural Management from California Polytechnic State University in San Luis Obispo, California, and his J.D. from Santa Clara University School of Law. Mr. Nordstrom has decades of experience advising Central California clients on water rights and property issues. He also has extensive relationships in the farming community where our seed production is centered. Because of his extensive experience in agriculture and water-related legal and regulatory issues, as well as his extensive contacts in the Central Valley, Mr. Nordstrom brings an expertise  and value to our board that is not widely available elsewhere.

Charles B. Seidler (Age 33)
Executive Director, Nomura Securities

Mr. Seidler was elected to our board in June 2010. Mr. Seidler joined Nomura Securities as a senior member of a proprietary trading group in New York, New York. Prior thereto, from January 2007 through June 2010, Mr. Seidler held various senior positions at Deutsche Bank AG in Tokyo, Japan, including Head of JPY/UST International Sales (from March 2009 until his departure in June 2010), JPY Flow Trader (from September 2008 to March 2009) and Rates Proprietary Trader from January 2007 to September 2008. Between March 2003 and January 2007, Mr. Seidler was Co-Portfolio Manager of Caxton Associates, L.L.C., the macro hedge fund, New York, New York, where he focused on macro and relative value trading with a particular focus on the Japanese markets. He currently and during the last five years has served on numerous corporate boards of directors, however, none of them are companies with a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended. Mr. Seidler has a Masters of Arts Degree from Colgate University. Because of Mr. Seidler’s extensive experience in the corporate boardroom and his financial expertise with international firms, he brings to our board a level of professionalism and perspective that we believe is invaluable.

Required Vote

The six nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors, whether or not such affirmative votes constitute a majority of the shares voted. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has appointed M&K CPAS, PLLC as our independent registered public accounting firm for our fiscal year ending June 30, 2011, and our stockholders are being asked to ratify the Audit Committee’s appointment. M&K CPAS, PLCC has served as our independent registered public accounting firm since our inception in 2009.

If the stockholders fail to ratify the appointment, the Audit Committee will reconsider its appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending June 30, 2011. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in our best interests as well as the best interests of our stockholders.

A representative of M&K CPAS, PLCC will be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

Vote Required

A majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of this proposal.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF M&K CPAS, PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2011.

AUDIT COMMITTEE MATTERS

Principal Accounting Fees and Services

M&K CPAS, PLLC was retained in fiscal 2010 to serve as our independent public accountant in connection with auditing our financial statements for our initial public offering and has been engaged as the Company’s independent public accountant for fiscal 2011. The fees paid or accrued by the Company for the audit and other services provided by M&K CPAS, PLLC for fiscal 2010, 2009 and 2008 are set forth below. Fiscal 2010 was the first year in which we incurred such fees.

•                  Audit Fees..  This category includes services provided in connection with the audits of the financial statements of the S&W Seed Company general partnership for fiscal 2008 and 2009 and the financial statements of Seed Holding, LLC for fiscal 2009 and the financial statements of our company (S&W Seed Company, a Delaware corporation) for fiscal 2010. The amount billed in fiscal 2010 for such services was $132,343.

•                  Audit-Related Fees.  These fees consist of amounts for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees.” The amount billed in fiscal 2010 was $16,236.

•                  Tax Fees.  These fees consist of amounts paid for federal, state, local and foreign tax compliance, tax advice and tax planning and related matters. The amount billed in fiscal 2010 for such services was $1,880.

•                  All Other Fees .  We did not incur any other fees for professional services provided by M&K CPAS, PLLC in fiscal 2010.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

Our Audit Committee charter provides that the Audit Committee will approve the fees and other significant compensation to be paid to our independent auditors, and pre-approve all audit services and all non-audit services of independent auditors permitted under applicable law. The charter also provides that the Audit Committee may establish other pre-approval policies and procedures for the engagement of independent auditors to render services to us, including without limitation policies that would allow the delegation of pre-approval authority to one or more members of the Audit Committee, provided that any pre-approval decision is reported to the Audit Committee at its next scheduled meeting. All fees listed above paid to our independent auditors during fiscal 2010 were for work performed by the independent auditors’ full-time, permanent employees.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of its independent registered public accounting firm and has concluded that it is.

AUDIT COMMITTEE REPORT

The Board of Directors has prepared the following report on its activities with respect to our audited financial statements for the fiscal year ended June 30, 2010.

Our management is responsible for the preparation, presentation and integrity of our financial statements. Management is also responsible for maintaining appropriate accounting and financial reporting practices and policies as well as internal controls and procedures designed to provide reasonable assurance that the Company is in compliance with accounting standards and applicable laws and regulations.

The independent registered public accounting firm is responsible for planning and performing an independent audit of our financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

In connection with the audited consolidated financial statements for the fiscal year ended June 30, 2010, the Audit Committee has:

(1)       reviewed and discussed the audited consolidated financial statements with management;

(2)       discussed with M&K CPAS, PLLC, our independent registered public accounting firm (the “Auditors”), the matters required to be discussed by the statement on Auditing Standard No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T; and

(3)       received the written disclosures and the letter from the Auditors required by applicable requirements of the PCAOB regarding the Auditors’ communications with the Audit Committee concerning independence, and has discussed with the Auditors the Auditors’ independence.

Based upon these reviews and discussions, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in S&W Seed Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010 filed with the Securities and Exchange Commission. Our Board has approved this inclusion.

AUDIT COMMITTEE

Michael M. Fleming, Chairman
Michael C. Culhane
Michael N. Nordstrom
Charles B. Seidler

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Related Parties

Grover T. Wickersham, our Chairman of the Board, also serves as the Chairman of the Board of Triangle T Partners, LLC (“Triangle T Partners”) and is a member of the board of directors of Triangle T Ranch, Inc. (“Triangle T Ranch” and, collectively with Triangle T Partners, “Triangle T”). Mr. Wickersham indirectly owns a controlling interest in Triangle T Partners. Michael Nordstrom, one of our directors, is also a director of Triangle T Partners and Triangle T Ranch. Until October 2010, Mark S. Grewal, our President and Chief Executive Officer, as well as a member of our board, also served as President and Chief Executive Officer and was on the boards of Triangle T Partners and Triangle T Ranch. He no longer holds these positions.

Triangle T is one of our alfalfa seed growers and is also a customer. We enter into annual alfalfa seed production contracts with Triangle T on the same commercial terms and conditions as with the other growers with whom we contract for alfalfa seed production. For the fiscal years ended June 30, 2009 and 2010, we purchased from Triangle T $488,949 and $832,486, respectively, of alfalfa seed Triangle T grew and sold to us under one-year production agreements. We entered into agreements with Triangle T to plant 893 acres of various alfalfa seed varieties as part of our calendar 2010 production for which we will pay Triangle T the same price we have agreed to pay our other growers. None of Mr. Wickersham, Mr. Grewal nor Mr. Nordstrom personally received any portion of these funds.

As one of our customers, Triangle T purchases milled alfalfa seed from us to plant alfalfa on its own property for the production of alfalfa hay and to grow alfalfa seed for us. We sell milled alfalfa seed to Triangle T under the same commercial terms and conditions as other alfalfa seed customers in the San Joaquin Valley. For the fiscal years ended June 30, 2009 and 2010, we sold milled alfalfa seed in the amount of $197,858 and $405,601, respectively, to Triangle T. None of Mr. Wickersham, Mr. Grewal nor Mr. Nordstrom personally received any portion of these funds.

Triangle T also works with us as the initial provider of stevia leaf for our pilot stevia cultivation program. We paid Triangle T $102,000 in fiscal 2010 for its services and costs in connection with our stevia cultivation program. None of Mr. Wickersham, Mr. Grewal nor Mr. Nordstrom personally received any portion of these funds. Through September 2010, we paid Triangle T $15,000 per month for management services, plus reimbursement of its direct and indirect costs in connection with our stevia cultivation program. In October 2010, this arrangement was modified to provide a monthly payment of $2,500 plus reimbursement of costs. The arrangement changed because, with Triangle T’s consent, S&W has directly hired the key Triangle T people who are working on the stevia project.

We have entered into indemnity agreements with each of our executive officers and directors providing, among other things, that we will indemnify such officers or directors, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements they may be required to pay in actions or proceedings to which they are or may be made a party by reason of their positions as directors, officers or other agents of us, and otherwise to the full extent permitted under Delaware law and our By-laws.

Policies and Procedures

Our Audit Committee is responsible for reviewing and approving, in advance, all related party transactions. Related parties include any of our directors or executive officers, certain of our stockholders and their immediate family members. This obligation is set forth in writing in the Audit Committee charter. A copy of the Audit Committee charter is available on our website at http://www.swseedco.com in the Investors section under “Corporate Governance.” To identify related party transactions, each year, we submit and require our directors and officers to complete Director and Officer Questionnaires identifying any transactions with us in which the executive officer or director or their family members have an interest. We review related party transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, with our interests. In order to ensure complete independence, the Audit Committee has formed a separate subcommittee to review transactions with Triangle T, which subcommittee does not include Mr. Nordstrom who is a director of Triangle T Partners and Triangle T Ranch and is a member of the full Audit Committee.

In addition, our Nominating and Corporate Governance Committee Charter determines, on an annual basis, which members of our Board meet the definition of independent director as defined in Rule 4200 of the NASDAQ Marketplace Rules. This obligation is set forth in writing in the Nominating and Corporate Governance charter. A copy of the Nominating and Corporate Governance charter is available on our website at http://www.swseedco.com in the Investors section under “Corporate Governance.” Our Nominating and Corporate Governance Committee reviews and discusses any relationships with directors that would potentially interfere with their exercise of independent judgment in carrying out the responsibilities of a director.

Finally, our Code of Conduct and Ethics establishes the corporate standards of behavior for all our employees, officers, and directors and sets our expectations of contractors and agents. The Code of Conduct and Ethics is available on our website at http://www.swseedco.com in the Investors section under “Corporate Governance.” Our Code of Conduct and Ethics requires any person who becomes aware of any departure from the standards in our Code of Conduct and Ethics to report his or her knowledge promptly to a supervisor, to the Compliance Officer or to the Chairman of the Audit Committee.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. Proxy Materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Proxy Materials, please notify your broker, direct your written request to Secretary, S&W Seed Company, 25552 South Butte Avenue, Five Points, California 93624 or contact Transfer Online, Inc. at (503) 227-2950. Stockholders who currently receive multiple copies of the Proxy Materials at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

Our Board, at the time of the preparation of this proxy statement, knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named on the accompanying proxy to vote on such matters in accordance with their best judgment.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010 is enclosed with this proxy statement. Upon written or oral request, the Company will provide copies of the exhibits to the annual report at no charge; such requests should be directed to S&W Seed Company, 25552 South Butte Avenue, Five Points, California 93624 or by e-mail to secretary@swseedco.com..

S&W SEED COMPANY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 3, 2010

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Mark S. Grewal and Matthew K. Szot, and either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of S&W Seed Company that the stockholder(s) would be entitled to vote on all matters that may come before the Annual Meeting of Stockholders to be held at the Campton Place Hotel, San Francisco, California at 9:00 a.m. Pacific Time on December 3, 2010, or at any adjournments or postponements thereof. The proxies shall vote subject to the directions indicated on the reverse side of this card, and the proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where a choice is not specified.

Please complete, sign, date and mail this proxy form in the accompanying envelope, even if you intend to be present at the meeting. You may also grant your Proxy via the Internet by following the instructions below.

VOTE BY INTERNET

It is fast, convenient, and your vote is immediately confirmed and posted.

Proxy ID:	Authorization Code:

Instructions for voting electronically:

1.             Read the accompanying Proxy Statement and Proxy Card

2.             Go to www.transferonline.com/proxy

3              Enter your Proxy ID and Authorization Code

4.             Press Continue

5.             Make your selections

6.             Press Vote Now

(Continued and to be signed and dated on the reverse side)

YOUR VOTE IS IMPORTANT

The Board of Directors recommends a vote FOR the nominees listed below and FOR Proposal No. 2.

Please mark your votes as in this example: ☒

1.             Election of Directors.

Michael C. Culhane	Michael M. Nordstrom
Michael M. Fleming	Charles B. Seidler
Mark S. Grewal	Grover T. Wickersham

☐            FOR the nominees listed above.

☐            FOR the nominees listed above EXCEPT:

☐            WITHHOLD AUTHORITY to vote for all nominees listed above.

2.             Ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending June 30, 2011.

☐ FOR	☐AGAINST	☐ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Signature	Date:
Print Name:

Signature, if Jointly Held	Date:
Print Name:

Please sign exactly as your name(s) appear on Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Address Change? Mark box, sign and indicate changes below:       ☐